                                                                   Exhibit 10.23

THIS WARRANT AND SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT OR SHARES ISSUABLE UPON THE EXERCISE HEREOF IS RESTRICTED AS DESCRIBED HEREIN.

EXERCISABLE ONLY ON OR AFTER THE DATE HEREOF AND ON OR PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON NOVEMBER 30, 2003.


36,765 Warrants                                                       Number: 14
------                                                                        --
                                                          Date: December 8, 2000
                                                                ----------------


                             WATTAGE MONITOR INC.

     This certifies that, for value received, Wattage Monitor Inc. (the "Company"), a Nevada corporation, has issued to Jonathan Cohen (the "Holder") the number of Warrants (the "Warrants") specified above. Each Warrant initially entitles the Holder to purchase, subject to the provisions of this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and non-assessable share of common stock of the Company, par value $.01 per share ("Common Stock"), at any time on or after the date hereof, and prior to 5:00 p.m. (New York City time) on November 30, 2003, for an exercise price of $0.272 per Warrant (the "Exercise Price").

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated as of November 30, 2000 by and between the Company and the Holder. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant Agreement.

     1.   Exercise of Warrants. Subject to the provisions hereof and the
          --------------------
provisions of the Warrant Agreement, this Warrant Certificate may be exercised in whole or in part at any time from and after the date hereof and on or before November 30, 2003. Subject to the terms of the

Warrant Agreement this Warrant Certificate shall be exercised by presentation and surrender hereof to the Company, either in person or as set forth in Section 9 of the Warrant Agreement, accompanied by (a) the Exercise Price, in cash and
(b) a duly executed Warrant Exercise Form, the form of which is attached hereto.

     2.   Payment.  The Exercise Price for the purchase of the number of shares
          -------
of Common Stock shall be paid in United States dollars, by wire transfer in immediately available funds, to an account or accounts designated in writing by the Company.

     3.   Reservation of Shares; Preservation of Rights of Holder.  The Company
          -------------------------------------------------------
hereby agrees that at all times it will maintain and reserve, free from pre-emptive rights, such number of authorized but unissued shares of Common Stock so that this Warrant Certificate may be exercised without additional authorization of shares of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock.

     4.   Adjustment of Exercise Price. (a)   In the event that the Company
          ----------------------------
shall sell or issue shares of Common Stock at any time after the date of issuance of this Warrant and prior to its termination, or complete an initial public offering of its Common Stock (whichever shall occur first) at a consideration per share less than the Exercise Price, then the Exercise Price shall be adjusted to a new Exercise Price equal to the consideration per share received by the Company for such Common Stock.

          (b) If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price in effect at such time shall be decreased such that the aggregate number of Common Stock issuable upon exercise of this Warrant as of such record date shall be increased in proportion to such increase in outstanding shares.

          (c) If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Exercise Price in effect at such time shall be increased such that the aggregate number of Common Stock issuable upon exercise of this Warrant as of such record date shall be decreased in proportion to such decrease in outstanding shares.

          (d) If, at any time after the date hereof, any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares) or the consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any change in the Common Stock) shall be consummated, then this Warrant shall be exercisable after such reorganization, reclassification, consolidation, merger, sale or other disposition into the kind and number of shares of stock or other securities or property of the Company to which the holder of the number of shares of

Common Stock (immediately prior to the time of such reorganization or reclassification) issuable upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this Section 4 shall similarly apply to successive reorganizations or reclassifications.

          (e) Upon any adjustment to the Exercise Price hereunder, the number of Common Stock purchasable upon the exercise of this Warrant shall be adjusted to the number obtained by dividing (i) an amount equal to the product of (x) the number of Common Stock purchasable hereunder immediately prior to such adjustment multiplied by (y) the Exercise Price immediately prior to such adjustment, by (ii) the Exercise Price immediately after such adjustment.

          (f) All calculations under this Section 4 shall be made to the nearest one-thousandth of a cent ($.001) or to the nearest one-thousandth of a share, as the case may be.

          (g) Immediately upon any adjustment of the Exercise Price pursuant to the terms of this Section 4, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     5.   Transferability.  Subject to Section 12 of the Warrant Agreement, each
          ---------------
Warrant is transferable only in whole, so as to allow the Holder of each Warrant to purchase one (1) full shares of Common Stock. Warrants shall be transferable only on the books of the Company maintained at the principal office of the Company upon delivery of this Warrant Certificate, duly endorsed by the registered Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer.

     6.   Exchange of Warrants.  This Warrant Certificate is exchangeable, upon
          --------------------
the surrender hereof by the registered Holder at the principal office of the Company, for a new Warrant Certificate or Warrant Certificates entitling such registered Holder to purchase a like aggregate number of shares of Common Stock as this Warrant Certificate entitles such registered Holder to purchase. A registered Holder desiring to exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, this Warrant Certificate to be so exchanged. Thereupon, the Company shall deliver to the registered Holder a new Warrant Certificate or Warrant Certificates as so requested, in the name of such registered Holder, subject to the limitations provided in the Warrant Agreement. No fractional Warrant Certificate shall be issued and no new Warrant Certificate entitling the registered Holder thereof to purchase fractional shares will be issued.

     7.   Termination.  This Warrant Certificate, all rights conferred hereby
          -----------
and the Warrants issuable hereunder shall terminate at 5:00 p.m. New York City time on November 30, 2003. Any Warrants outstanding at such time shall be void and shall no longer be exercisable.

     8.   Governing Law.  This Warrant Certificate shall be governed by, and
          -------------
interpreted in accordance with, the laws of the State of New York, without regard to such state's internal conflicts of laws principles.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its duly authorized officer as of the 8th day of December, 2000.

                                    WATTAGE MONITOR INC.


                                    By: /s/ Gerald R. Alderson
                                       -----------------------
                                       Gerald R. Alderson
                                       President

                             Warrant Exercise Form
                             ---------------------
TO:  Wattage Monitor Inc.

     The undersigned hereby: (1) irrevocably subscribes for and offers to purchase an aggregate of _______ shares of Common Stock of Wattage Monitor Inc., pursuant to Warrant No.____ heretofore issued on __________, 2000; (2) encloses an aggregate cash payment of $_________; and (3) requests that a certificate or certificates for the shares be issued in the name of the undersigned, or the undersigned's designee, and delivered to the undersigned, or the undersigned designee, at the address specified below.


     Date:                              _______________________________
     Holder's Name:                     _______________________________
     Taxpayer Identification Number:    _______________________________
     By:                                _______________________________
     Printed Name:                      _______________________________
     Title:                             _______________________________
     Address:                           _______________________________

                                        _______________________________

                                        _______________________________


     Cashless Exercise (Y or N)         _________



     Note: The above signature should correspond exactly with the signature set forth in the Warrant Agreement, with such other signature provided by the Holder pursuant to the Warrant Agreement, or with the signature of the assignee appearing in assignment form annexed hereto.


AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.